Vanguard Variable Annuity

Supplement dated July 9, 2013

To the

Prospectus dated May 1, 2013

Issued Through TFLIC Separate Account B

By Transamerica Financial Life Insurance Company

The following hereby replaces the Conservative Allocation Portfolio and the Moderate Allocation Portfolio portion of the Investment Options section of the Vanguard Variable Annuity prospectus.

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The Conservative Allocation Portfolio seeks to provide current income and low to moderate level of capital appreciation. The Portfolio invests in other Vanguard mutual funds, rather than in individual securities. The Portfolio follows a balanced investment approach by allocating approximately 60% of its assets to bonds and 40% to common stocks. The Portfolio’s targeted asset allocation among the underlying funds is:

• Vanguard Variable Insurance Fund Total Bond Market Index Portfolio	48%
• Vanguard Variable Insurance Fund Equity Index Portfolio	22%
• Vanguard Total International Stock Index Fund	12%
• Vanguard Total International Bond Index Fund	12%
• Vanguard Extended Market Index Fund	6%

The Portfolio uses its investment in Vanguard Variable Insurance Fund Equity Index Portfolio and Vanguard Extended Market Index Fund to gain exposure to the overall domestic stock market. While the percentage of the Portfolio’s assets invested in either of these two underlying funds may deviate slightly from its target allocation, the combination of the two underlying funds will equal approximately 28% of the Portfolio’s assets in the aggregate. The Portfolio’s indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade U.S. corporate bonds; mortgage-backed and asset-backed securities; and government, agency, corporate, and securitized investment-grade foreign bonds issued in currencies other than the U.S. dollar (but hedged by Vanguard to minimize currency exposures). The Portfolio’s indirect stock holdings are a diversified mix of U.S. and foreign large-, mid-, and small-capitalization stocks.

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The Moderate Allocation Portfolio seeks to provide capital appreciation and a low to moderate level of current income. The Portfolio invests in other Vanguard mutual funds, rather than in individual securities. The Portfolio follows a balanced investment approach by allocating approximately 60% of its assets to common stocks and 40% to bonds. The Portfolio’s targeted asset allocation among the underlying funds is:

• Vanguard Variable Insurance Fund Equity Index Portfolio	34%
• Vanguard Variable Insurance Fund Total Bond Market Index Portfolio	32%
• Vanguard Total International Stock Index Fund	18%
• Vanguard Total International Bond Index Fund	8%
• Vanguard Extended Market Index Fund	8%

The Portfolio uses its investment in Vanguard Variable Insurance Fund Equity Index Portfolio and Vanguard Extended Market Index Fund to gain exposure to the overall domestic stock market. While the percentage of the Portfolio’s assets invested in either of these two underlying funds may deviate slightly from its target allocation, the combination of the two underlying funds will equal approximately 42% of the Portfolio’s assets in the aggregate. The Portfolio’s indirect stock holdings are a diversified mix of U.S. and foreign large-, mid-, and small-capitalization stocks. The Portfolio’s indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade U.S. corporate bonds; mortgage-backed and asset-backed securities; and government, agency, corporate, and securitized investment-grade foreign bonds issued in currencies other than the U.S. dollar (but hedged by Vanguard to minimize currency exposures).

PSTFLIC 072013